Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of iBio, Inc. (the “Company”) for the quarterly period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas F. Isett 3rd , Chairman of the Board of Directors and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Ay
Date:	May 17, 2021	/s/ Thomas F. Isett 3rd
Thomas F. Isett 3rd
Chairman of the Board of Directors and Chief Executive Officer
(Principal Executive Officer)